SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported): August 5, 2003

RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 Transcript for Conference Call

Item 12. Results of Operations and Financial Condition.

On August 5, 2003 at 8:00 AM CT, Rural Cellular Corporation held its teleconference discussing the financial results for the second quarter of 2003. Exhibit 99.1 is a transcript from the second quarter teleconference. An audio replay of the teleconference can be accessed by logging onto the Company’s website at www.RCCwireless.com or by dialing (800) 756-1515.

The foregoing information is provided pursuant to Item 12, “Results of Operations and Financial Condition,” on Form 8-K. The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

In addition to the financial results determined in accordance with Generally Accepted Accounting Principles (“GAAP”), the transcript contains Non-GAAP financial measures (as determined under the SEC Regulation G). Management believes that these Non-GAAP financial measures provide an important perspective on the Company’s operating results and the Company’s ability to service its long-term obligations, to fund continuing growth, and to continue as a going concern. The Company’s earnings release, which was filed on Form 8-K on August 5, 2003, contains a reconciliation of all Non-GAAP financial measures to the most directly comparable GAAP financial measures.

Exhibits

99.1	Transcript for conference call held on August 5, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RURAL CELLULAR CORPORATION

/s/ Richard P. Ekstrand

Richard P. Ekstrand
President and Chief Executive Officer

Date: August 11, 2003